FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): December 30, 1995




                              ROSE'S STORES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


0-631                                                               56-0382475
(Commission File Number)                     (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                27536
(Address of principal executive offices)                            (Zip Code)


                                (919) 430-2600
             (Registrant's telephone number, including area code)

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Item 5: OTHER EVENTS

      Beginning February 1, 1996, the Company will distribute to its banks and other lenders, principal trade vendors and factors, the monthly and year-to-date financial results and other financial data for the period ended December 30, 1995 (fiscal December), together with projected financial information for similar periods as contained in the Company's revised plan for the year ending January 27, 1996 (the "Revised Plan"). Such financial results are attached hereto as Exhibit 20, and are incorporated by reference herein.

     Such financial monthly results and other financial data and information concerning the Revised Plan are being reported publicly solely because they are being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate their credit analyses. These results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for fiscal 1994 and Forms 10-Q for the first quarter, second quarter, and third quarter of 1995. Although the Company is publicly reporting its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update monthly results to reflect subsequent events or developments.

     For information concerning the Revised Plan, including the limitations thereof and certain assumptions made in its formulation, reference is made to the Company's Current Report on Form 8-K, dated September 2, 1995.

Item 7: PROJECTIONS, FINANCIAL STATEMENTS


            Exhibit: 20     Unaudited financial results for the four weeks and
                            48 weeks ended December 30, 1995 (fiscal December)
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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROSE'S STORES, INC.



Date:  February 1, 1996         By: /s/ Jeanette R. Peters
                                       Jeanette R. Peters
                                       Senior Vice President
                                       Chief Financial Officer

PAGE

Exhibit 20
Page 1 of 4

ROSE'S STORES, INC.                               DECEMBER INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     DECEMBER        DECEMBER  |      DECEMBER
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Gross Sales                                          89,342          98,629    |      99,663
Less: Lease department sales                          2,316           2,643    |       2,687
Net Sales                                            87,026          95,986    |      96,976
                                                                               |
FIFO Gross Margin                                    19,106          24,636    |      21,202
 % to Sales                                           21.95%          25.67%   |       21.86%
                                                                               |
Leased Department Income                                626             691    |         695
SG&A                                                  8,458          13,345    |      13,852
_________________________________________________________________________________________
EBITDA - PRE-LIFO                                    11,274          11,982    |       8,045
_________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)          (287)           (314)   |         718
Interest Expense                                        484             442    |         280
LIFO Expense (Benefit)                                 -               -       |        (353)
Reorganization Costs (Benefit)                         -               -       |         912
Non-cash Income Tax Expense (Benefit)                 4,209           4,504    |        -
________________________________________________________________________________________
NET INCOME (LOSS)                                     6,868           7,350    |       6,488
________________________________________________________________________________________

Note (1):  The Company currently operates 105 stores compared to 113 last year.
Note (2):  Beginning in May, 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.
Note (3):  December 1995 Actual SG&A includes a gain of $4,701 reflecting the effect of the termination of post-retirement health care benefits.

PAGE

Exhibit 20
Page 2 of 4

ROSE'S STORES, INC.                             DECEMBER YTD INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     DECEMBER        DECEMBER  |      DECEMBER
                                                      YTD             YTD      |       YTD
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Gross Sales                                          665,380         676,483   |      717,920
Less: Lease department sales                          20,538          21,574   |       23,502
Net Sales                                            644,842         654,909   |      694,418
                                                                               |
FIFO Gross Margin                                    154,846         162,759   |      167,911
 % to Sales                                            24.01%          24.85%  |        24.18%
                                                                               |
Leased Department Income                               4,654           4,731   |        5,021
SG&A                                                 138,603         144,691   |      147,204
____________________________________________________________________________________________
EBITDA - PRE-LIFO                                     20,897          22,799   |       25,728
____________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)           (454)           (351)  |        8,547
Interest Expense                                       5,678           5,871   |        5,661
LIFO Expense (Benefit)                                  (364)           (364)  |       (2,776)
Reorganization Costs                                 (69,644)        (69,644)  |       57,427
Non-cash Income Tax Expense (Benefit)                  5,888           6,498   |         -
____________________________________________________________________________________________
 NET INCOME (LOSS)                                    79,793          80,789   |      (43,131)
____________________________________________________________________________________________

Note (1):  The Company currently operates 105 stores compared to 113 last year.
Note (2):  Beginning in May 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.  If the
           Company had emerged from Chapter 11 at the beginning of the year, the application of Fresh Start accounting would have resulted in year-to-date net income on a pro forma basis of approximately $10,764.
Note (3):  Reorganization costs for 1995 include a gain on debt discharge of $90,924.
           Reorganization costs for 1994 include a $43,000 provision to close 59 stores in the second quarter of 1994.
Note (4):  December 1995 Actual SG&A includes a gain of $4,701 reflecting the effect of the termination of post-retirement health care benefits.

PAGE
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Exhibit 20
Page 3 of 4

ROSE'S STORES, INC.                               BALANCE SHEETS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     DECEMBER        DECEMBER  |      DECEMBER
                                                     ACTUAL          REV. PLAN|       ACTUAL
            ASSETS                                                             |
CASH                                                     768           3,000   |       17,375
INVENTORIES                                          153,187         158,514   |      114,239
OTHER CURRENT ASSETS                                  10,047          12,228   |       23,031
                                                     _______         _______   |      ______
TOTAL CURRENT ASSETS                                 164,002         173,742   |      154,645
                                                                               |
NET PROPERTY                                           4,737           5,205   |       35,173
                                                                               |
LONG TERM ASSETS                                         221            -      |        6,716
                                                                               |
TOTAL ASSETS                                         168,960         178,947   |      196,534
                                                     =======         =======   |      =======
                                                                               |
        LIABILITIES & EQUITY                                                   |
ACCOUNTS PAYABLE                                      26,959          29,985   |       26,497
SHORT-TERM DEBT                                       23,980          26,836   |         -
OTHER CURRENT LIABILITIES                             26,917          21,690   |       31,490
                                                     _______         _______   |      _______
  TOTAL CURRENT LIABILITIES                           77,856          78,511   |       57,987
                                                                               |
PRE-PETITION CLAIMS                                     -               -      |      156,571

EXCESS OF ASSETS OVER VALUE                           38,387          41,680   |         -

OTHER LIABILITIES                                      1,194           5,668   |        6,951
DEFERRED INCOME                                        1,030             987   |        2,060

STOCKHOLDERS' EQUITY (DEFICIT)                        50,493          52,101   |      (27,035)
                                                                               |
TOTAL DEBT & EQUITY                                  168,960         178,947   |      196,534
                                                     =======         =======   |      =======

Note (1):  The 1995 balance sheets reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.
Note (2):  The 1995 actual and planned inventories are for 106 stores.  The 1994 inventories are for 113 stores and include a reserve for LIFO that was written off as part of Fresh Start accounting.

Exhibit 20
Page 4 of 4
ROSE'S STORES, INC.                            DECEMBER YTD CHANGES IN CASH
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     DECEMBER        DECEMBER  |      DECEMBER
                                                      YTD             YTD      |       YTD
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Net earnings (loss)                                   79,793          80,789   |      (43,131)
Closed store provision                                  -               -      |       43,000
Non-cash income tax expense (benefit)                  5,888           6,498   |         -
Non-cash fresh start adjustments                     (73,491)        (73,491)  |         -
Non-cash cancellation of retirement benefit           (4,701)           -      |         -
Other                                                   (865)           (718)  |        5,493
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY OPERATIONS                                             |
BEFORE ASSET & LIABILITY CHANGES                       6,624          13,078   |        5,362
                                                                               |
(Inc.) dec. in  Inventories                           (8,349)        (13,676)  |       91,687
Inc. (dec.) in Accounts Payable                        3,678           6,704   |      (13,814)
All other                                             (5,393)         (6,008)  |       (9,605)
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY OPERATIONS                    (3,440)             98   |       73,630
                                                                               |
INVESTING ACTIVITIES                                  (4,944)         (5,486)  |         (857)
                                                                               |
FINANCING ACTIVITIES                                                           |
Proceeds (payments) of pre-petition claims           (30,381)        (30,329)  |      (65,437)
Proceeds (payments) of short-term debt                23,380          26,236   |         -
Capital lease payments                                  (597)           (609)  |       (1,916)
Other                                                 15,400          11,740   |         -
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY FINANCING                      7,802           7,038   |      (67,353)
                                                                               |
(DECREASE) INCREASE IN CASH                             (582)          1,650   |        5,420
                                                     ========        ========  |      ========

Note (1):  Beginning in May, 1995, the cash flows reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated
           April 29, 1995, and are therefore not comparable to the periods prior to May,
           1995.
